Schedule of Investments(a)
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.22%
Agricultural & Farm Machinery–2.25%
AGCO Corp.	219,504	$15,396,011
Auto Parts & Equipment–5.43%
Dana, Inc.	1,086,068	16,736,308
Delphi Technologies PLC(b)	1,333,830	20,460,952
		37,197,260
Building Products–7.25%
Masco Corp.	454,536	21,599,551
Owens Corning	464,002	28,067,481
		49,667,032
Construction & Engineering–6.06%
AECOM(b)	714,473	34,459,033
Fluor Corp.	394,800	7,062,972
		41,522,005
Consumer Finance–1.43%
SLM Corp.	899,500	9,822,540
Distributors–3.95%
LKQ Corp.(b)	828,400	27,076,254
Diversified Banks–5.37%
Bank of America Corp.	383,294	12,583,542
Citigroup, Inc.	325,321	24,207,136
		36,790,678
Diversified Chemicals–3.66%
Chemours Co. (The)	521,775	7,237,019
Huntsman Corp.	867,700	17,839,912
		25,076,931
Electrical Components & Equipment–2.13%
nVent Electric PLC	586,100	14,593,890
Electronic Manufacturing Services–3.40%
Flex Ltd.(b)	1,770,380	23,280,497
Health Care Distributors–2.33%
McKesson Corp.	111,700	15,929,537
Health Care Facilities–1.85%
Brookdale Senior Living, Inc.(b)	1,918,485	12,642,816
Health Care Services–1.63%
Cigna Corp.	58,000	11,158,040
Hotels, Resorts & Cruise Lines–0.35%
Norwegian Cruise Line Holdings Ltd.(b)	44,500	2,396,325
Household Products–4.08%
Spectrum Brands Holdings, Inc.	455,271	27,958,192
Industrial Conglomerates–2.05%
Carlisle Cos., Inc.	89,800	14,029,454
Industrial Machinery–2.22%
Crane Co.	131,800	11,263,628
Shares		Value
Industrial Machinery–(continued)
Timken Co. (The)	75,200	$3,950,256
		15,213,884
Internet & Direct Marketing Retail–1.97%
Booking Holdings, Inc.(b)	7,375	13,500,306
Investment Banking & Brokerage–3.30%
Goldman Sachs Group, Inc. (The)	94,900	22,562,475
Life & Health Insurance–1.27%
Athene Holding Ltd., Class A(b)	189,700	8,263,332
MetLife, Inc.	8,000	397,680
		8,661,012
Managed Health Care–3.06%
Anthem, Inc.	79,000	20,957,120
Metal & Glass Containers–1.37%
Crown Holdings, Inc.(b)	126,600	9,372,198
Oil & Gas Exploration & Production–7.52%
Diamondback Energy, Inc.	146,000	10,862,400
Noble Energy, Inc.	670,300	13,251,831
Parsley Energy, Inc., Class A	798,300	13,283,712
Pioneer Natural Resources Co.	104,600	14,121,000
		51,518,943
Oil & Gas Refining & Marketing–2.24%
Marathon Petroleum Corp.	281,800	15,358,100
Other Diversified Financial Services–2.46%
Equitable Holdings, Inc.	700,400	16,823,608
Paper Packaging–3.25%
Sealed Air Corp.	625,900	22,219,450
Pharmaceuticals–3.60%
Mylan N.V.(b)	827,500	17,725,050
Novartis AG (Switzerland)	72,900	6,895,936
		24,620,986
Regional Banks–1.05%
First Horizon National Corp.	448,000	7,168,000
Steel–1.97%
Allegheny Technologies, Inc.(b)	781,321	13,477,787
Systems Software–3.21%
Oracle Corp.	419,200	21,987,040
Thrifts & Mortgage Finance–6.51%
MGIC Investment Corp.	1,942,616	26,788,675
Radian Group, Inc.	725,449	17,766,246
		44,554,921
Total Common Stocks & Other Equity Interests (Cost $647,698,429)		672,533,292
Money Market Funds–3.32%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(c)	7,936,152	7,936,152

See accompanying notes which are an integral part of this schedule.
Invesco Value Opportunities Fund

Shares		Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(c)	5,721,733	$5,724,021
Invesco Treasury Portfolio, Institutional Class, 1.47%(c)	9,069,888	9,069,888
Total Money Market Funds (Cost $22,728,636)		22,730,061
TOTAL INVESTMENTS IN SECURITIES–101.54% (Cost $670,427,065)		695,263,353
OTHER ASSETS LESS LIABILITIES—(1.54)%		(10,577,960)
NET ASSETS–100.00%		$684,685,393
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Value Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$665,637,356	$6,895,936	$—	$672,533,292
Money Market Funds	22,730,061	—	—	22,730,061
Total Investments	$688,367,417	$6,895,936	$—	$695,263,353
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Value Opportunities Fund